UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 16, 2024
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The 2024 Annual Meeting of Stockholders (the "Meeting") of WSFS Financial Corporation (the "Registrant") was held on May 16, 2024.

(b) At the Meeting, the stockholders:

•elected four directors (Anat Bird, Jennifer W. Davis, Michael J. Donahue and Lynn B. McKee) for a term ending at the 2027 Annual Meeting of Stockholders;
•approved an advisory (non-binding) vote on the compensation of the Registrant's named executive officers; and
•ratified the appointment of KPMG LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal Number 1: Election of Directors

Director	For	Withheld	Broker Non-vote
Anat Bird	50,967,558	1,328,004	3,307,102
Jennifer W. Davis	44,991,181	7,304,381	3,307,102
Michael J. Donahue	51,588,383	707,179	3,307,102
Lynn B. McKee	48,959,910	3,335,652	3,307,102

Proposal Number 2: Advisory (Non-binding) Vote on the Compensation of the Registrant's Named Executive Officers

For	Against	Abstain	Broker Non-vote
50,926,912	1,278,436	90,211	3,307,105

Proposal Number 3: Ratification of the Appointment of Independent Registered Public Accounting Firm (KPMG LLP)

For	Against	Abstain	Broker Non-vote
53,978,591	1,576,367	47,706	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	May 17, 2024	By:	/s/ Arthur J. Bacci
Arthur J. Bacci Executive Vice President, Chief Wealth Officer and Interim Chief Financial Officer